UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

Vintage Wine Estates, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40016	87-1005902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

937 Tahoe Boulevard Suite 210
Incline Village, Nevada		89451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 707 346-3640

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00 par value	VWE	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VWEWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments.

On March 30, 2023 the Audit Committee of the Board of Directors of Vintage Wine Estates, Inc. (“VWE” or the “Company”), after discussion with management, determined that the Company's goodwill and certain intangible assets had been impaired as of December 31, 2022 and that a material non-cash impairment loss would need to be recorded for goodwill and certain indefinite-lived intangible assets. Our management identified impairment indicators and determined it was necessary to perform an impairment test on goodwill and certain trade name and trademarks late in the financial reporting and closing process for the three months ended December 31, 2022.

As of the date of this report, we estimate a goodwill impairment ranging from approximately $120 million to $130 million related to our Wholesale and Business-to-Business reporting units, as well as an intangible asset impairment ranging from approximately $10 million to $15 million related to our Layer Cake and ACE trademarks. We expect to finalize our impairment analysis as soon as practical and the final conclusions of such analysis will be documented in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2022 once filed.

Item 8.01 — Other Events

On April 5, 2023, the Company issued a press release announcing the expected material impairment to its goodwill and intangible assets balances for the three months ended December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 5, 2023
101	Cover Page Interactive Data File (embedded within the inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as ""estimate," "expect," "once," "will," or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding any material non-cash impairment loss for goodwill and certain indefinite-lived intangible assets and VWE's anticipated timing of the filing of VWE's results for the second quarter ended December 31, 2022. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of VWE's management. These forward-looking statements are not intended to serve as, and should not be relied on as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the Company's limited experience operating as a public company; the Company's ability to complete its closing procedures for the quarter ended December 31, 2022 within the anticipated timeframe; the ability of the Company to regain compliance with Nasdaq continued listing requirements; the need for restatement of Company's prior period financial statements; the time and expense associated with any necessary remediation of control deficiencies; the impact and result of any litigation or regulatory inquiries or investigations related to the restatement of the Company's financial statements or otherwise; the ability of the Company to recruit a new CEO and otherwise to retain key personnel; the potential impact on the Company's business and stock price of any announcements regarding any of the foregoing; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE's future business; risks related to the organic and inorganic growth of VWE's business and the timing of expected business milestones; the potential adverse effects of the ongoing COVID-19 pandemic on VWE's business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE's products; VWE's ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE's business; VWE's level of insurance against catastrophic events and losses; VWE's significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE's brands from internal and external sources; possible decreases in VWE's wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE's ability to maintain necessary licenses; VWE's ability to protect its trademarks and other intellectual property rights; risks associated with the Company's information technology and ability to maintain and protect personal information; VWE's ability to make payments on its indebtedness; and those factors discussed in the Company's most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE's expectations, plans or forecasts of future events and views as of the date hereof. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc. (Registrant)

Date:	April 5, 2023	By:	/s/ Kristina Johnston
Kristina Johnston Chief Financial Officer